DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2013
Discontinued Operations And Disposal Groups [Abstract]
DISCONTINUED OPERATIONS

NOTE 13 – DISCONTINUED OPERATIONS

During the year ended December 31, 2011, we made the decision to close the following six branches: Tyler, Texas; Augusta, Georgia; Jacksonville, Florida; Salt Lake City, Utah; Philadelphia, Pennsylvania; and Phoenix, Arizona. During the year ended December 31, 2012, we made the decision to close our branches in Erie, Pennsylvania and Knoxville, Tennessee. During the year ended December 31, 2013, we made the decision to close our branches in Oklahoma City, Oklahoma and Williston, North Dakota along with our distribution facility in Hebron, Ohio. We have presented the operations of these closed branches as discontinued operations in the Consolidated Statements of Operations for the years ended December 31, 2011, 2012 and 2013.

All closures made during the years ended December 31, 2011, 2012 and 2013 were made in order to optimize capital and resource allocations and enhance our financial position. We have no continuing involvement with or cash flows from the closed branches. Further, the customers associated with closed branches and other discontinued operations will not be served by other branches. A summary of operations we discontinued in these markets for the years ended December 31, 2011, 2012 and 2013 is as follows:

	Years ended December 31,
	2011	2012	2013
Net revenue	$9,574	$4,020	$765
(Loss) income from discontinued operations, before income taxes	(2,455)	3,835	(960)
Income tax benefit (expense)	660	(1,447)	362

(Loss) income from discontinued operations, after tax	$(1,795)	$2,388	$(598)

For the year ended December 31, 2012, pre-tax net income from discontinued operations includes a gain of $4,500 relating to a payment received for a cancelled vendor contract at one of our closed operations.